UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 5, 2022

QMIS TBS CAPITAL GROUP CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-238872	32-0619708
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

100 N.Barranca St.#1000

West Covina,CA.91791

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

917-675-3214

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Operating Officer – Sales and Marketing

Effective September 5, 2022, the Company’s Board of Directors appointed Dato’ Sri Ting Teck Sheng to serve as the Company’s new Chief Operating Officer – Sales and Marketing until the earlier election and qualification of his successor or until his earlier resignation or removal.

Biography

Dato’ Sri Ting, 35, is the founder of PT Richwood Digital lnvestama Bank in Indonesia and Smartlink Asia Berhad in Malaysia. He is also the majority shareholder of several public and private companies in Malaysia and offshore, namely, Richwood Ventures Bhd, Panpay Holdings Sdn Bhd, Pantop Continental Holdings Sdn Bhd, Finaz Morgan Group Sdn Bhd, GFI Biotech Sdn Bhd, Pantop Millennium Sdn Bhd, Pantop Venture Capital Sdn Bhd, Castfield International Edu Group Sdn Bhd, Richwood Coastland Sdn Bhd, 020 Smart City Berhad, 020 QR Smart Convenient Store Sdn Bhd, 020 Biotech Sdn Bhd, QR Link International Sdn Bhd, Richwood Ventures Smart Energy Limited and QMIS Richwood Blacktech Sdn Bhd.  Dato' Sri Ting graduated from the University of Wisconsin in the United States with a degree in economics. He was awarded the Outstanding Young Entrepreneur Award by Dato Seri Diraja Zambry, the former Chief Minister of Perak. He was also awarded the Best Entrepreneur and Top CEO Award by the Asia Pacific Region's Most Excellent Brands Committee of the "GB Business World" magazine in 2012, 2018 & 2019.  Dato' Sri Ting is also the founder of Asia Pacific Investment Trade Economic Zone Association.

There are no family relationships between Dato’ Sri Ting and any director or executive officer of the Company.

There are no related party transactions between Dato’ Sri Ting and the Company.

As of the date of this Report, the specifics of Dato’ Sri Ting’s compensation had not been determined. The Company will provide additional information once it has been determined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

QMIS TBS CAPITAL GROUP CORP.

By:	/s/ Yung Kong Chin
Yung Kong Chin
Chief Executive Officer, President
(Principal Executive Officer)

Date: September 8, 2022